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                                                                      EXHIBIT 23

                          Independent Auditor's Consent

We consent to the incorporation by reference in the registration statement (No. 333-39523) on Form S-8 of our report dated June 9, 2004 appearing in the Annual Report on Form 11-K of Tower Automotive Retirement Plan for the year ended December 31, 2003.

                                                        /s/ Plante & Moran, PLLC

Grand Rapids, Michigan
June 21, 2004